REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of December 20, 2007, is by and among Inmarsat Global Limited (the “Holder”) and SkyTerra Communications, Inc., a Delaware corporation (“SkyTerra”). Certain capitalized terms used herein are defined in Section 7 below.

RECITALS:

WHEREAS, pursuant to the Subscription Agreement by and between SkyTerra and the Holder, dated as of December 14, 2007 (the “Subscription Agreement”), SkyTerra will issue shares of its Voting Common Stock, par value $0.01 per share (the “Voting Common Stock”) to the Holder (the “Effective Date Shares”);

WHEREAS, pursuant to the terms that certain Cooperation Agreement dated as of December 14, 2007 (the “Cooperation Agreement”), SkyTerra may issue an additional $31,250,000 worth of Voting Common Stock to the Holder upon the satisfaction of certain conditions, as more fully set forth in the Cooperation Agreement (the “Trigger Shares”);

WHEREAS, pursuant to the terms of the Cooperation Agreement, SkyTerra may issue an additional $56,250,000 worth of Voting Common Stock to the Holder upon the satisfaction of certain conditions, as more fully set forth in the Cooperation Agreement (the “Phase I Shares” and together with the Effective Date Shares and the Trigger Shares, the “Acquired Shares”); and

WHEREAS, in order to induce the Holder to consummate the transactions under the Subscription Agreement and the Cooperation Agreement, SkyTerra has agreed to provide certain registration rights to the Holder on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. REGISTRATION UNDER THE SECURITIES ACT.

1.1 Registration.

(a) SkyTerra shall use its reasonable best efforts to file with the Securities and Exchange Commission (the “SEC”) no later than thirty (30) Business Days after the later of (i) two years following the Effective Date (the “Second Anniversary”) and (ii) the receipt of a written request from the Holder requesting the registration of all of the Effective Date Shares and all of the Trigger Shares then held by the Holder (the “Registration Request”, and along with the Second Anniversary, the “Resale Registration Conditions”) a registration statement on the appropriate form for the purpose of registering such Acquired Shares under the Securities Act for resale by the Holder (the “Resale Registration Statement”). If, at the time of the filing of the Resale Registration Statement any or all of the Trigger Shares have not yet been issued, SkyTerra will upon the written request of the Holder and receipt by the Holder of any or all of the Trigger Shares (the “Second Registration Request”), use its reasonable best efforts to file one additional registration statement on the appropriate form or file a post-effective amendment to the Resale Registration Statement for the purpose of registering the Trigger Shares that have been subsequently acquired by the Holder (the “Second Resale Shelf”) no later than thirty (30) Business Days following such Second Registration Request, provided, however, that SkyTerra shall not be obligated to file more than one registration statement in any six-month period pursuant to this Section 1.1 or more than one Second Resale Shelf or Third Resale Shelf (as defined herein). Additionally, SkyTerra shall use its reasonable best efforts to file one additional registration statement (or a post effective amendment to the Resale Registration Statement or Second Resale Shelf) (the "Third Resale Shelf") on the appropriate form for the purpose of registering the Phase I Shares for resale no later than thirty (30) Business Days following (i) one year following the Phase 1 Completion Date (the "Phase I Anniversary"), and (ii) the receipt of a written request by the Holder requesting the registration of all of the Phase I Shares then held by the Holder (the "Third Registration Request"). At the request of the Holder, the Third Resale Shelf will include any Trigger Shares not previously included in the Resale Registration Statement or Second Resale Shelf. In the event of a Second Resale Shelf or a Third Resale Shelf, all other terms applicable to the Resale Registration Statement, other than with respect to the timing of its filing, shall be applicable to the Second Resale Shelf or the Third Resale Shelf, as applicable, and all references herein to the Resale Registration Statement shall be deemed to include the Second Resale Shelf and the Third Resale Shelf, as applicable, (references to the Resale Registration Conditions will include the Second Registration Request or the Third Registration Request, as applicable). SkyTerra will cause the Resale Registration Statement to comply as to form in all material respects with the applicable provisions of the Securities Act and the rules and regulations thereunder. SkyTerra shall use its reasonable best efforts, and the Holder will provide reasonable cooperation with SkyTerra, to have the Resale Registration Statement declared effective by the SEC as promptly as practicable, but no later than one hundred fifty (150) calendar days following the occurrence of the applicable Resale Registration Conditions. Upon notice to the Holder, SkyTerra may postpone filing or effecting the Resale Registration Statement, the Second Resale Shelf and/or Third Resale Shelf for a reasonable time, but not exceeding ninety (90) calendar days from the receipt of such notice, if (i) SkyTerra’s Board of Directors (the “Board”) shall determine that effecting the registration would adversely affect an offering of securities of SkyTerra the preparation of which had then been commenced, or (ii) SkyTerra is in possession of material non-public information the disclosure of which would not be in the best interest of SkyTerra. Nothing herein shall prevent SkyTerra from including SkyTerra securities held by other holders in the Resale Registration Statement, any Second Resale Shelf or Third Resale Shelf. Additionally, in the event SkyTerra files the Second Resale Shelf or the Third Resale Shelf, nothing in this Agreement shall prevent SkyTerra from combining the latest registration statement with any registration statement previously filed for the benefit of the Holder.

(b) SkyTerra shall keep the Resale Registration Statement effective (including through the filing of any required post-effective amendments) until the earlier to occur of (i) such time as the Holder has sold all of the Acquired Shares registered thereunder or (ii) such time as the shares no longer constitute Acquired Shares.

(c) The plan of distribution contained in the Resale Registration Statement shall be substantially in the form attached as Exhibit A hereto.

1.2 Registration Procedures. Subject to the terms and conditions hereof, SkyTerra shall use its reasonable best efforts to effect the registration and the disposition of the Acquired Shares in accordance with the intended method of disposition thereof (which method will not include an underwritten offering), and pursuant thereto SkyTerra shall, as expeditiously as possible:

(a)
after the occurrence of the Resale Registration Conditions and in accordance with the filing deadlines set forth in Section 1.1(a), prepare and file with the SEC the Resale Registration Statement (and any amendments, including any post-effective amendments or supplements to the Resale Registration Statement SkyTerra deems to be necessary) and use its reasonable best efforts to cause the Resale Registration Statement to become effective as promptly as reasonably possible and to comply with the provisions of the Securities Act applicable to it; provided, that before filing the Resale Registration Statement or prospectus or any amendments or supplements thereto (other than filings made pursuant to the Exchange Act or exhibits to such registration statements), SkyTerra shall furnish to counsel for the Holder copies of all such documents proposed to be filed, including documents incorporated by reference in the Registration Statement, so as to provide the Holder and their counsel a reasonable opportunity to review and comment on such documents, and SkyTerra (i) will make such changes and additions thereto as reasonably requested by counsel to the Holder prior to filing the Resale Registration Statement or amendment thereto or any prospectus or any supplement thereto and (ii) if the Holder is a controlling person of SkyTerra, will include therein material relating to the Holder or the plan of distribution for the Acquired Shares registered thereunder (which shall not include an underwritten offering), furnished to SkyTerra in writing, which, in the reasonable judgment of the Holder, should be included;

(b)
furnish to the Holder such number of copies of the Resale Registration Statement, each amendment and supplement thereto, the prospectus included in the Resale Registration Statement and such other documents as the Holder may reasonably request in order to facilitate the disposition of the Acquired Shares registered thereunder; provided, however, that SkyTerra shall have no obligation to furnish copies of a final prospectus if the conditions of Rule 172(c) under the Securities Act are satisfied by SkyTerra;

(c)
prepare and file with the SEC such amendments and supplements to the Resale Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Resale Registration Statement effective for the time period as specified in Section 1.1 in order to complete the disposition of the Acquired Shares covered by the Resale Registration Statement and comply with the provisions of the Securities Act with respect to the disposition of all Acquired Shares covered by the Resale Registration Statement during such period in accordance with the intended methods of disposition thereof as set forth in the Resale Registration Statement;

(d)
use its reasonable best efforts to register or qualify the Acquired Shares under such other securities or blue sky laws of such jurisdictions as the Holder reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder to consummate the disposition of the Acquired Shares in such jurisdictions of (provided that SkyTerra shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e)
notify the Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, (i) when the Resale Registration Statement or any post-effective amendment has become effective under the Securities Act, (ii) of any written request by the SEC for amendments or supplements to the Resale Registration Statement or prospectus, (iii) of the happening of any event as a result of which the prospectus included in the Resale Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (whereupon the Holder shall immediately cease any offers, sales or other distribution of Acquired Shares registered thereunder), and, subject to 1.3(c), SkyTerra shall promptly prepare a supplement or amendment to such prospectus so that, as thereafter used by the Holder for the resale of the Acquired Shares, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (iv) of the issuance of any stop order suspending the effectiveness of the Resale Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any of the Acquired Shares included in the Resale Registration Statement for sale or distribution in any jurisdiction;

(f)
in the event of the issuance of any stop order suspending the effectiveness of the Resale Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Acquired Shares included in the Resale Registration Statement for sale or distribution in any jurisdiction, SkyTerra shall use its reasonable best efforts to promptly obtain the withdrawal of such order and shall prepare and file an amended or supplemented prospectus, if required;

(g)	provide a transfer agent and registrar for all the Acquired Shares not later than the effective date of the Resale Registration Statement;

(h)
use its reasonable best efforts to cause the Acquired Shares covered by the Resale Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder to complete the disposition of the Acquired Shares covered by the Registration Statement and comply with the provisions of the Securities Act with respect to the disposition of all Acquired Shares covered by the Resale Registration Statement during such period in accordance with the intended methods of disposition by the Holder thereof set forth in the Resale Registration Statement;

(i)
make available for inspection by the Holder and any attorney, accountant or other agent retained by the Holder, all financial and other records, pertinent corporate documents and properties of SkyTerra, and cause SkyTerra’s officers, managers, employees and independent accountants to supply all information reasonably requested by the Holder and such attorneys, accountants or agents in connection with the Resale Registration Statement; and

(j)
make generally available to its stockholders a consolidated earnings statement (which need not be audited) for the 12 months beginning after the effective date of such registration statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earning statement under Section 11(a) of the Securities Act.

1.3 Other Procedural Matters.

(a)
SEC Correspondence. SkyTerra shall make available to the Holder promptly after the same is prepared and publicly distributed, filed with the SEC, or received by SkyTerra, one copy of the Resale Registration Statement and any amendment thereto, each preliminary prospectus and each amendment or supplement thereto (other than filings made pursuant to the Exchange Act or exhibits to such registration statements), each letter written by or on behalf of SkyTerra to the SEC or the staff of the SEC (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), in each case relating to the Resale Registration Statement. SkyTerra will promptly respond to any and all comments received from the SEC, with a view towards causing the Resale Registration Statement or any amendment thereto to be declared effective by the SEC as soon as reasonably practicable and shall file an acceleration request as soon as reasonably practicable following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that the Resale Registration Statement or any amendment thereto will not be subject to review.

(b)
The Holder shall furnish SkyTerra with any other information regarding the Holder and the disposition of the Acquired Shares, including without limitation the plan of distribution of the Acquired Shares (substantially in the form attached as Exhibit A hereto), as SkyTerra reasonably determines, is required to be included in the Resale Registration Statement. At least ten (10) Business Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, SkyTerra will notify the Holder of the information SkyTerra requires from the Holder other than information contained in the Selling Securityholder Questionnaire attached hereto as Exhibit B, which shall be completed and delivered to SkyTerra promptly concurrently with any request for inclusion in any Resale Registration Statement pursuant to Section 1.1.

(c)
The Holder agrees that, upon notice from SkyTerra of the happening of any event as a result of which the prospectus included in the Resale Registration Statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading (a “Suspension Notice”), the Holder will forthwith discontinue disposition of Acquired Shares pursuant to the Resale Registration Statement until the Holder is advised in writing by SkyTerra that the use of the prospectus may be resumed and is furnished with a supplemented or amended prospectus as contemplated by Section 1.2 hereof; provided, however, that such postponement of sales of Acquired Shares by the Holder shall not in any event exceed (i) twenty (20) consecutive days or (ii) forty-five (45) days in the aggregate in any 12 month period. The Holder agrees to keep confidential the existence of any Suspension Notice and, if disclosed to the Holder, the facts and circumstances giving rise thereto. If SkyTerra shall give the Holder any Suspension Notice, SkyTerra shall extend the period of time during which SkyTerra is required to maintain the Resale Registration Statement effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such Suspension Notice to and including the date the Holder is advised by SkyTerra that the use of the prospectus may be resumed. In any event, SkyTerra shall not be entitled to deliver more than a total of three (3) Suspension Notices in any 12 month period.

(d)
Neither SkyTerra nor the Holder shall permit any officer, manager, underwriter, broker or any other person acting on behalf of SkyTerra to use any free writing prospectus (as defined in Rule 405 under the Securities Act) in connection with the Resale Registration Statement filed pursuant to this Agreement without the prior written consent of SkyTerra and the Holder.

1.4 Expenses.

(a)	Registration Expenses. All Registration Expenses shall be borne by SkyTerra.

(b)
Selling Expenses. All expenses incident to the Holder’s performance of or compliance with this Agreement, including, without limitation, all fees and expenses of counsel for the Holder, fees and expenses of any broker or dealer discounts or commissions attributable to the disposition of Acquired Shares shall be borne solely by the Holder.

SECTION 2. LOCKUP AGREEMENT.

2.1 The Holder hereby agrees to not effect any public sale or distribution (including any sales pursuant to Rule 144) of equity securities of SkyTerra, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten registered public offering (or the filing of a prospectus supplement to any effective shelf registration statement) of equity securities of SkyTerra or securities convertible or exchangeable into or exercisable for equity securities of SkyTerra (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise consent in writing, and the Holder will deliver an undertaking to the managing underwriters (if requested) consistent with this covenant. The Holder shall not be obligated to comply with the provisions of this Section 2.1 more than two times in any 12-month period.

SECTION 3. INDEMNIFICATION.

3.1 Indemnification by SkyTerra. SkyTerra agrees to indemnify, to the extent permitted by law, each of the Holder, its officers, directors, employees and Affiliates and each Person who controls the Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, and expenses caused by any untrue or alleged untrue statement of material fact contained in the Resale Registration Statement or any prospectus forming a part of the Resale Registration Statement or any “issuer free writing prospectus” (as defined in Securities Act Rule 433), or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or any violation or alleged violation by SkyTerra of the Securities Act, the Exchange Act or applicable “blue sky” laws, except insofar as the same are made in reliance and in conformity with any information furnished in writing to SkyTerra by the Holder expressly for use therein or by the failure of the Holder to deliver a copy of such registration statement or prospectus or any amendments or supplements thereto as required by law after SkyTerra has furnished the Holder with a sufficient number of copies of the same.

3.2 Indemnification by the Holder. In connection with the Resale Registration Statement in which the Holder is participating, the Holder shall furnish to SkyTerra in writing the Selling Securityholder Questionnaire and such other information as SkyTerra reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, the Holder shall indemnify SkyTerra, its directors, officers, employees and Affiliates, and each Person who controls SkyTerra (within the meaning of the Securities Act), against any losses, claims, damages, liabilities, and expenses resulting from any untrue or alleged untrue statement of material fact contained in the Resale Registration Statement, the prospectus or preliminary prospectus forming a part of the Resale Registration Statement or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that any information so furnished in writing by the Holder contains such untrue statement or omits a material fact required to be stated therein necessary to make the statements therein not misleading; provided, however, that the obligation of the Holder to indemnify SkyTerra hereunder shall be limited to the net proceeds to the Holder from the sale of the Holder’s Acquired Shares pursuant to the Resale Registration Statement.

3.3 Indemnification Procedures. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party that are in addition to or may conflict with those available to another indemnified party with respect to such claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder.

3.4 Investigation; Contribution. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and shall survive the transfer of securities. If the indemnification provided under Section 3.1 or Section 3.2 of this Agreement is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified Person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of the Holder for contribution pursuant to this Section 3.4 be greater than the amount for which the Holder would have been liable pursuant to Section 3.2 had indemnification been available and enforceable.

SECTION 4. RULE 144 TRANSACTIONS.

4.1 Undertaking to File Reports and Cooperate in Rule 144 Transactions. SkyTerra shall use its reasonable best efforts to file with the SEC, on a timely basis, all annual, quarterly and other periodic reports required to be filed by it under Sections 13 and 15(d) of the Exchange Act, and the rules and regulations thereunder for so long as such disclosure is required to allow sales of Acquired Shares pursuant to Rule 144 under the Securities Act; provided, however, that the foregoing shall not be construed to require SkyTerra to prepare and file periodic reports if it is not required to do so under the Exchange Act. In the event of any proposed sale by the Holder of Acquired Shares pursuant to Rule 144 under the Securities Act or otherwise as provided herein, which sale is to be made in accordance with the terms of Section 5.1 hereof, SkyTerra shall use its reasonable best efforts to cooperate with the Holder so as to enable such sales to be made in accordance with applicable laws, rules and regulations, the requirements of the transfer agent of SkyTerra, and the reasonable requirements of the broker through which the sales are proposed to be executed, and shall, upon written request, furnish unlegended certificates representing ownership of Acquired Shares sold thereby, such certificates to be furnished in such numbers and denominations as the Holder may reasonably request.

SECTION 5. RESTRICTIONS ON TRANSFER.

5.1 Permitted Transfers. The Holder hereby agrees that until (i) the Second Anniversary, the Holder may not transfer any of the Effective Date Shares or the Trigger Shares, and (ii) the Phase I Anniversary, the Holder may not transfer any of the Phase I Shares; provided, however, that the Holder may at any time transfer any of such shares to an Affiliate of the Holder (so long as such Affiliate is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act and agrees in a written instrument in form and substance reasonably satisfactory to the Company to be bound by the terms and provisions of this Agreement if, and to the fullest extent as, the Holder). From and after the Second Anniversary with respect to the Effective Date Shares and the Trigger Shares, and the Phase I Anniversary with respect to the Phase I Shares, the Holder may transfer any of the Acquired Shares: (i) pursuant to an effective registration statement under the Securities Act or (ii) pursuant to an available exemption from registration under the Securities Act (including sales permitted pursuant to Rule 144) and applicable state securities laws (subject to the Company’s request for reasonable documentation, including opinions of counsel, that such sale or transfer is made pursuant to an available exemption from registration).

SECTION 6. TRANSFER OF REGISTRATION RIGHTS.

The Holder may not transfer or assign all or any portion of its rights under this Agreement (except by operation of law pursuant to a merger or similar business combination) unless such transferee or assignee is an Affiliate (that is also an “Accredited Investor”) that agrees in a written instrument in form and substance reasonably satisfactory to SkyTerra to be bound by this Agreement as fully as if it were an initial signatory hereto, and any such transferee may thereafter make corresponding assignments in accordance with this proviso but only to other Affiliates of the initial Holder. For purposes of clarity, any assignee permitted by the preceding sentence must remain an Affiliate of the initial Holder until the shares held by such Affiliate are disposed or until the Holder would be permitted to transfer such shares pursuant to the second sentence of Section 5 hereto. In the event any Acquired Shares are transferred to one or more Affiliates in a manner permitted by this Agreement, the Holder shall notify SkyTerra in writing of a single Person that shall be the authorized representative to receive notices and take all actions on behalf of the Holder and/or its permitted Affiliate assignees.

SECTION 7. definitions

“Acquired Shares” has the meaning ascribed to it in the recitals. For purposes of this Agreement, (i) Acquired Shares shall cease to be Acquired Shares when a Resale Registration Statement covering such Acquired Shares has been declared effective under the Securities Act by the SEC and such Acquired Shares have been disposed of pursuant to such Resale Registration Statement, and (ii) the Acquired Shares of the Holder shall not be deemed to be Acquired Shares at any time after the issuance of such shares if, in the opinion of counsel reasonably satisfactory to the Holder (which such opinion maybe relied on by the Holder), the entire amount of such Acquired Shares issued and/or issuable to the Holder may be sold without registration and without volume limitations pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act or any such Acquired Shares have been sold in a sale made pursuant to Rule 144 of the Securities Act.

“Affiliate” means, with respect to any specified Person, any other Person that, directly or indirectly or through one or more intermediaries, controls, is controlled by or is under common control with such specified Person.

“Agreement" has the meaning ascribed to it in the recitals.

“Board” has the meaning ascribed to it in Section 1.1 hereof.

“Business Day” (whether such term is capitalized or not) means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Cooperation Agreement” has the meaning ascribed to it in the recitals.

“Effective Date” has the meaning ascribed to it in the Cooperation Agreement.

“Effective Date Shares" has the meaning ascribed to it in the recitals.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any successor statute.

“FINRA” means the Financial Industry Regulatory Authority.

“Holder” has the meaning ascribed to it in the recitals.

“Person” means any individual, firm, partnership, corporation, trust, joint venture, limited liability company, association, joint stock company, unincorporated organization, or any other entity or organization, including a governmental entity or any department, agency, or political subdivision thereof.

“Phase I Anniversary” has the meaning ascribed to it in Section 1.1 hereof.

“Phase I Completion Date” has the meaning ascribed to it in the Cooperation Agreement.

“Phase I Shares” has the meaning ascribed to it in the recitals.

“Registration Expenses” means all expenses incident to SkyTerra’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, fees with respect to filings required to be made with the FINRA, printing expenses, messenger and delivery and mailing expenses, fees and disbursements of custodians, and fees and disbursements of counsel for SkyTerra and all independent certified public accountants retained by SkyTerra and other Persons retained by SkyTerra.

“Registration Request” has the meaning ascribed to it in Section 1.1 hereof.

“Resale Registration Conditions” has the meaning ascribed to it in Section 1.1 hereof.

“Resale Registration Statement” has the meaning ascribed to it in Section 1.1 hereof.

“SEC” has the meaning ascribed to it in the recitals.

“Second Registration Request” has the meaning ascribed to it in Section 1.1 hereof.

“Second Resale Shelf” has the meaning ascribed to it in Section 1.1 hereof.

“Second Anniversary” has the meaning ascribed to it in Section 1.1 hereof.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any successor statute.

“SkyTerra” has the meaning ascribed to it in the recitals.

“Subscription Agreement” has the meaning ascribed to it in the recitals.

“Suspension Notice” has the meaning ascribed to it in Section 1.3(c) hereof.

“Third Registration Request” has the meaning set forth in Section 1.1 hereof.

“Third Resale Shelf” has the meaning set forth in Section 1.1 hereof.

“Trigger Shares” has the meaning ascribed to it in the recitals.

“Voting Common Stock” has the meaning ascribed to it in the recitals.

SECTION 8. MISCELLANEOUS.

8.1 Legends and Stop Transfer Orders.

(a)
The Holder hereby agrees that all certificates representing Acquired Shares shall have the following legend (or other legend to the same effect): “The shares represented by this certificate are subject to restrictions on transfer and other restrictions pursuant to the provisions of a Registration Rights Agreement, dated December 14, 2007, by and between the Holder (as defined therein) and SkyTerra Communications, Inc., a copy of which is on file with the Holder or the office of the corporate secretary thereof.”

(b)
The Holder hereby agrees to the entry of stop transfer orders with the transfer agent and registrar of the Acquired Shares against the transfer (other than in compliance with this Agreement) of legended securities held by the Holder (or its permitted transferees under Section 5.1 hereof).

(c)	SkyTerra agrees to remove any stop transfer orders provided in paragraph (b) above in sufficient time to permit any party to make any transfer permitted by the terms of this Agreement.

8.2 Specific Performance. The parties hereto acknowledge and agree that in the event of any breach of this Agreement, the non-breaching parties would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto shall and do hereby waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action instituted hereunder.

8.3 Amendments and Waivers. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. No modification, amendment, or waiver of any provision of this Agreement shall be effective against the Holder or SkyTerra except by a written agreement signed by each of the Holder and SkyTerra.

8.4 Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not including, without limitation, any Person which is the successor to any of the Holder or SkyTerra.

8.5 Severability. If any term, provision, covenant or restriction of this Agreement, or any part thereof, is held by a court of competent jurisdiction or any foreign federal, state, county, or local government or any other governmental, regulatory, or administrative agency or authority to be invalid, void, unenforceable, or against public policy for any reason, the remainder of the terms, provisions, covenants, and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

8.6 Entire Agreement. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements, or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

8.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

8.8 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

8.9 GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED EXCLUSIVELY BY THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICTS OR CHOICE OF LAW PROVISIONS THAT WOULD CAUSE THE APPLICATION OF THE DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER JURISDICTION).

EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE NEW YORK COURTS, INCLUDING THE FEDERAL AND STATE COURTS FOR THE PURPOSE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED EXCLUSIVELY IN SUCH COURTS. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

8.10 Notices. Any notices, reports or other correspondence (hereinafter collectively referred to as “correspondence”) required or permitted to be given hereunder shall be given in writing and shall be deemed given three Business Days after the date sent by certified or registered mail (return receipt requested), one Business Day after the date sent by overnight courier or on the date given by telecopy (with confirmation of receipt) or delivered by hand, to the party to whom such correspondence is required or permitted to be given hereunder.

To: Inmarsat Global Limited

99 City Road
London EC1YAX
United Kingdom
Facsimile No.: 44 20 7728 1650
Attn: General Counsel

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP
555 Eleventh Street, NW, Suite 1000
Washington, DC 20004
Facsimile: (202) 637-1036
Attn: John P. Janka, Esq.

To SkyTerra Communications, Inc.:

SkyTerra Communications, Inc.
10802 Parkridge Boulevard
Reston, Virginia 20191
Facsimile: (703) 390-6113
Attn: General Counsel

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
Facsimile: (917) 777-2918
Attn: Gregory A. Fernicola, Esq.

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the day and year first above written.

SKYTERRA COMMUNICATIONS, INC.

By:	/s/ Scott Macleod
Name: Scott Macleod
Title: Executive Vice President, Chief Financial Officer and Treasurer

INMARSAT GLOBAL LIMITED

By:	/s/ Rupert Pearce
Name: Rupert Pearce
Title: Group General Counsel

Exhibit A

PLAN OF DISTRIBUTION

SkyTerra is registering the shares of common stock covered by this prospectus for the selling stockholder. Pursuant to a registration rights agreement, dated as of [Closing Date], SkyTerra agreed to register the resale of the common stock owned by the selling stockholder and to indemnify the selling stockholder against certain liabilities related to the selling of the common stock, including liabilities arising under the Securities Act. Under the registration rights agreement, SkyTerra also agreed to pay the costs and fees of registering the shares of common stock; however, the selling stockholder will pay any brokerage commissions relating to the sale of the shares of common stock.

Inmarsat and any of its permitted transferees or other successors-in-interest may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of Common Stock or interests in shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices. Inmarsat may use one or more of the following methods when disposing of the shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales entered into after the effective date of the registration statement of which the prospectus is a part;

•	through the writing or settlement of options, swaps, derivatives or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with Inmarsat to sell a specified number of such shares at a stipulated price per share;

•	in the over the counter market;

•	a combination of any such methods of disposition; and

•	any other method permitted pursuant to applicable law.

Inmarsat may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by Inmarsat may arrange for other broker-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from Inmarsat (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated.

Inmarsat may from time to time pledge or grant a security interest in some or all of the Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of Common Stock from time to time under the prospectus, or under an amendment to the prospectus under Rule 424(b) or other applicable provision of the Securities Act of 1933, as amended (the “Securities Act”), amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under the prospectus. Inmarsat does not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

Inmarsat also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of the prospectus.

In connection with the sale of the shares of Common Stock or interests in shares of Common Stock, Inmarsat may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. Inmarsat may also sell shares of Common Stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. Inmarsat may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by the prospectus, which shares such broker-dealer or other financial institution may resell pursuant to the prospectus (as supplemented or amended to reflect such transaction).

Inmarsat and any broker-dealer or agents that are involved in selling the shares of Common Stock may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of Common Stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Inmarsat has informed SkyTerra that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

Once sold under the registration statement, of which this prospectus forms a part, the shares of Common Stock will be freely tradable in the hands of persons other than our affiliates.

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The selling shareholder may offer its shares of common stock in one or more offerings pursuant to one or more prospectus supplements, if required by applicable law, and any such prospectus supplement will set forth the terms of the relevant offering to the extent required.

The selling stockholder will act independently of SkyTerra in making decisions with respect to the timing, manner and size of each sale. The selling stockholder may sell the common stock on the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or otherwise, at market prices prevailing at the time of sale, at prices related to the prevailing market prices, or at negotiated prices.

The selling stockholder may negotiate and pay broker-dealers' commissions, discounts or concessions for their services. Broker-dealers engaged by the selling stockholder may allow other broker-dealers to participate in resales. The selling stockholder and any broker-dealers involved in the sale or resale of the common stock may qualify as "underwriters" within the meaning of Section 2(a)(11) of the Securities Act. In addition, the broker-dealers' commissions, discounts or concessions may qualify as underwriters' compensation under the Securities Act. If the selling stockholder qualifies as an "underwriter," it will be subject to the prospectus delivery requirements of Section 5(b)(2) of the Securities Act.

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Exhibit B

SkyTerra Communications, Inc.

Selling Securityholder Questionnaire

The undersigned beneficial owner of shares of Common Stock (the “Registrable Securities”) of SkyTerra Communications, Inc. (the “Company”) understands that SkyTerra intends to file with the Securities and Exchange Commission (“SEC”) a registration statement (the “Registration Statement”) for the registration and resale under the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities. This Questionnaire is delivered pursuant to the terms of the Registration Rights Agreement, dated as of December 14, 2007 (the “Registration Rights Agreement”), among the Company and Inmarsat Global Limited (“Inmarsat”). A copy of the Registration Rights Agreement is available from SkyTerra upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

The undersigned hereby provides the following information to SkyTerra and represents and warrants that such information is accurate:

1.	Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

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2.	Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3.	Beneficial Ownership of Registrable Securities:

(a)	Type and Amount of Registrable Securities beneficially owned:

4.	Election to include Registrable Securities in Prospectus

If less than all, please indicate the number of shares listed in Item (3) above that you elect to include in the Prospectus: __________________

5.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐  No ☐

Note:	If yes, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?

Yes ☐  No ☐

(c)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐  No ☐

Note: If no, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(d)	If your answer to question 5(b) is Yes and your answer to question 5(c) is No, please provide the following information:

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A. Please describe the affiliation between the Selling Securityholder and any registered  broker-dealers:

B. If the Registrable Securities were purchased by the Selling Securityholder other than in the ordinary course of business, please describe the circumstances:

C. If the Selling Securityholder, at the time of its purchase of the Registrable Securites, had any agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities, please describe such agreements or understandings:

6.	Beneficial Ownership of Other Securities of SkyTerra Owned by the Selling Securityholder.

Except as set forth below in this Item 6, the undersigned is not the beneficial or registered owner of any securities of SkyTerra other than the Registrable Securities listed above in Item 3.

(a)	Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

7.	Relationships with SkyTerra:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with SkyTerra (or its predecessors or affiliates) during the past three years.

State any exceptions here:

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8.	Beneficial Ownership:

(a) Please state the name of the person or entity who has voting or investment power over the Registrable Securities held by the Selling Securityholder. Please describe who has or shares: (i) voting power, which includes the power to vote, or to direct the voting of, such security; and/or, (ii) investment power, which includes the power to dispose, or to direct the disposition of, the Registrable Securities held by the Selling Securityholder directly or indirectly, through any contract, arrangement, understanding, relationship.

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(b) Nature of Beneficial Ownership.

If the name of the beneficial owner of the Registrable Securities set forth in your response to Item 8(a) above is that of a limited partnership, state the names of the general partners of such limited partnership:

(c) With respect to each general partner listed in Item 8(b) above who is not a natural person, and is not publicly-held, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders are not natural persons or publicly-held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly-held entity.

(d) Name of your controlling shareholder(s) (the "Controlling Entity"). If the Controlling Entity is not a natural person and is not a publicly-held entity, name each shareholder of such Controlling Entity. If any of these named shareholders are not natural persons or publicly-held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly-held entity.

(e)	(i) Full legal name of Controlling Entity(ies) or natural person(s) who have sole or shared voting or dispositive power over the Registrable Securities:

(ii)	Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:

Telephone No.:
Fax No.:

(iii)  Name of shareholders:

(f)    (i)    Full legal name of Controlling Entity(ies):

(ii)   Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:

Fax No.:

(iii) name of shareholders:

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The undersigned agrees to promptly notify SkyTerra of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 8 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by SkyTerra in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

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